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                                                                       EXHIBIT A

                                   THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                         BOATMEN'S AUTO TRUST 1995-A DISTRIBUTION DATE STATEMENT TO
                                              CERTIFICATEHOLDERS
                                              NOVEMBER 15, 1996

Principal Distribution Amount                                                                      $0.00
Principal Per $1,000 Certificate                                                                   $0.00

Interest Distribution Amount                                                                     $64,228
Interest Per $1,000 Certificate                                                                    $5.29

Note Balance:
    Class A-1 Notes                                                                                $0.00
    Class A-2 Notes                                                                       $37,085,383.15
    Class A-3 Notes                                                                      $101,576,574.00

Note Pool Factor:
    Class A-1 Notes                                                                            0.0000000
    Class A-2 Notes                                                                            0.3551321
    Class A-3 Notes                                                                            1.0000000

Certificate Balance                                                                       $12,137,649.00

Certificate Pool Factor                                                                        1.0000000

Servicing Fee                                                                                $133,752.77
Servicing Fee Per $1,000 Certificate                                                               $0.44
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